UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 23, 2009
Avanir Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15803	33-0314804

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Enterprise, Suite 300, Aliso Viejo, California	92656

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 389-6700
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of Material Agreement
Item 3.03 Material Modification to Rights of Security Holders
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-3.1
EX-3.2
EX-3.3
EX-4.1

Item 1.01 Entry into a Material Definitive Agreement.
Change of Domicile from California to Delaware
General
     At the Annual Meeting of Shareholders of Avanir Pharmaceuticals (“Avanir California”) on February 19, 2009, Avanir California’s shareholders approved the proposed merger of Avanir California with and into a wholly-owned subsidiary, Avanir Pharmaceuticals, Inc., a Delaware corporation (“Avanir Delaware”), for the purpose of changing the domicile of Avanir California from California to Delaware (the “Merger”). Following the approval by the Avanir California shareholders, the Merger was effected on March 23, 2009. As a result, Avanir is now a Delaware corporation and is now named “Avanir Pharmaceuticals, Inc.” Avanir Delaware is deemed to be the successor issuer of Avanir California under Rule 12g-3 of the Securities Exchange Act of 1934.
     The Certificate of Incorporation of Avanir Delaware (the “Charter”) and the Bylaws of Avanir Delaware (the “Bylaws”) are attached as exhibits hereto.
     Upon the effective date of the Merger, by virtue of the merger and without any action on the part of any holder thereof, each share of Avanir California’s Class A common stock, no par value per share, outstanding immediately prior thereto was changed and converted into one fully paid and non-assessable share of the common stock of Avanir Delaware, par value $0.0001 per share, with the rights and privileges thereto appertaining. The reincorporation and resulting change in domicile does not require stockholders to exchange their stock certificates following the Merger; certificates representing Avanir California’s Class A common stock represent the same number of shares of common stock in Avanir Delaware. However, stockholders who desire may elect to exchange their stock certificates. Avanir California’s outstanding options and warrants also were assumed by Avanir Delaware and are exercisable for Avanir Delaware common stock on the same terms (including, without limitation, the same exercise price) as existing prior to the Merger.
     Additional information about the merger and a comparison of the rights of stockholders of Avanir California and Avanir Delaware can be found in Avanir California’s proxy statement, filed with the Securities and Exchange Commission on January 9, 2009.
Stockholder Rights Agreement
     In connection with the change of domicile from California to Delaware, the Board of Directors of Avanir Delaware adopted a Stockholder Rights Agreement, dated as of March 20, 2009, (the “Agreement”) between Avanir Delaware and American Stock Transfer & Trust Company, LLC as Rights Agent (the “Agent”). Effective upon the Merger, Avanir California also terminated its existing Rights Agreement, dated March 5, 1999, by and between Avanir California and the Agent.
     The following description of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which was attached as an exhibit to Avanir Delaware’s amended Registration Statement on Form 8-A/A, filed on March 25, 2009, and is incorporated herein by reference.

     Pursuant to the terms of the Agreement, the Board of Directors of the Company declared a dividend distribution of one Preferred Stock Purchase Right (a “Right”) for each outstanding share of Common Stock of the Company (the “Common Stock”) to stockholders of record as of the close of business on March 20, 2009 (the “Record Date”), at which time only 1,000 shares of Common Stock had been issued to Avanir California as the parent entity (and which shares were cancelled in connection with the Merger). In addition, one Right will automatically attach to each share of Common Stock issued between the Record Date and the earlier of the Distribution Date (as hereinafter defined) or Expiration Date (as hereinafter defined). Accordingly, one Right was issued with each share of Common Stock that was issued in the Merger. Each Right entitles the registered holder thereof to purchase from the Company a unit consisting of one ten-thousandth of a share (a “Unit”) of Series A Junior Participating Cumulative Preferred Stock, par value $0.0001 per share, of the Company (the “Preferred Stock”) at a cash exercise price of $8.40 per Unit (the “Exercise Price”), subject to adjustment, under certain conditions specified in the Agreement and summarized below.
     Initially, the Rights are not exercisable and are attached to and trade with all shares of Common Stock outstanding as of, and issued subsequent to, the Record Date. The Rights will separate from the Common Stock and will become exercisable upon the earlier of (i) the close of business on the tenth calendar day following the first public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 20% or more of the outstanding shares of Common Stock, other than as a result of repurchases of stock by Avanir Delaware or certain inadvertent actions by a shareholder (the date of said announcement being referred to as the “Stock Acquisition Date”), or (ii) the close of business on the tenth business day (or such later day as the Board of Directors may determine) following the commencement of a tender offer or exchange offer that could result, upon its consummation, in a person or group becoming the beneficial owner of 20% or more of the outstanding shares of Common Stock (the earlier of such dates being herein referred to as the “Distribution Date”).
     Notwithstanding the foregoing, with respect to any Grandfathered Person (as defined in the Agreement), the Distribution Date will not occur unless such Grandfathered Person has acquired beneficial ownership of shares of Common Stock representing more than an additional 1/2% of the outstanding shares of Common Stock.
     In the event that a Stock Acquisition Date occurs, proper provision will be made so that each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive upon exercise, in lieu of a number of Units of Preferred Stock, that number of shares of Common Stock of Avanir Delaware (or, in certain circumstances, including if there are insufficient shares of Common Stock to permit the exercise in full of the Rights, Units of Preferred Stock, other securities, cash or property, or any combination of the foregoing) having a market value of between two and three times the exercise price of the Right, depending upon the percentage of Common Stock beneficially owned by the Acquiring Person (such right being referred to as the “Subscription Right”). In the event that, at any time following the Stock Acquisition Date, (i) Avanir Delaware consolidates with, or merges with and into, any other person, and Avanir Delaware is not the continuing or surviving corporation, (ii) any person consolidates with Avanir Delaware, or merges with and into Avanir Delaware and Avanir Delaware is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock are changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) 50% or more of Avanir Delaware’s assets or earning power is sold, mortgaged or otherwise transferred, each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive, upon exercise, common stock of the acquiring company having a market value of between two and three times the exercise price of the Right, depending upon the percentage of Common Stock beneficially owned by the Acquiring Person (such right being referred to as the “Merger Right”). The holder of a Right will continue to have the Merger Right whether or not such holder has exercised the Subscription Right. Rights that are or were beneficially owned by an Acquiring Person may (under certain circumstances specified in the Agreement) become null and void.
     Until a Right is exercised, the holder will have no rights as a stockholder of Avanir Delaware (beyond those as an existing stockholder), including the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to Avanir Delaware, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units, other securities of Avanir Delaware, other consideration or for common stock of an acquiring company.
     At any time after a person becomes an Acquiring Person, the Board of Directors may, at its option, exchange all or any part of the then outstanding and exercisable Rights for shares of Common Stock or Units at an exchange ratio specified in the Agreement.
     The Rights may be redeemed in whole, but not in part, at a price of $0.0001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors) by the Board of Directors only until the earlier of (i) the time at which any person becomes an Acquiring Person or (ii) the expiration date of the Agreement. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and thereafter the only right of the holders of Rights will be to receive the redemption price.
     The Agreement may be amended by the Board of Directors in its sole discretion until the time at which any person becomes an Acquiring Person. After such time, the Board of Directors may, subject to certain limitations set forth in the Agreement, amend the Agreement only to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period, or to make changes that do not adversely affect the interests of Rights holders (excluding the interests of an Acquiring Person or its associates or affiliates). In addition, the Board of Directors may at any time prior to the time at which any person becomes an Acquiring Person, amend the Agreement to lower the threshold at which a person becomes an Acquiring Person to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Stock then owned by any person and (ii) 10%.
       The Rights are not exercisable until the Distribution Date and will expire at the close of business on March 20, 2019 (the “Expiration Date”), unless previously redeemed or exchanged by Avanir Delaware as described above.
       A committee of the Board of Directors shall periodically review the Agreement to consider whether the maintenance of the Agreement continues to be in the best interests of

Avanir Delaware and its stockholders in its current form and whether any changes to the Agreement are deemed necessary or advisable including, without limitation, changes to the Exercise Price, the Applicable Percentage, or other terms thereof. The committee shall consist solely of independent directors of Avanir Delaware and shall conduct such review when, as and in such manner as the committee deems appropriate, after giving due regard to all relevant circumstances; provided, however, that the committee shall take such action at least once every two years. Following each such review, the committee will report its conclusions to the Board of Directors, including any recommendation in light thereof as to whether the Agreement should be maintained, modified, terminated or the Rights redeemed. The committee is authorized to retain such legal counsel, financial advisors and other advisors as the committee deems appropriate in order to assist the committee in carrying out its foregoing responsibilities under the Agreement.
Item 1.02 Termination of Material Agreement
     Effective upon the Merger, Avanir California terminated its existing Rights Agreement, dated March 5, 1999, by and between Avanir California and the Agent. A summary of the material terms and conditions of the March 5, 1999 Rights Agreement is contained in Avanir California’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 11, 1999.
Item 3.03 Material Modification to Rights of Security Holders.
     Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.03.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     In connection with the change in domicile, Avanir California has merged with and into Avanir Delaware and the Charter and Bylaws of Avanir Delaware have become the governing documents for Avanir California’s shareholders.
     On March 20, 2009, Avanir Delaware filed a Certificate of Designations classifying and designating the Series A Junior Participating Cumulative Preferred Stock (the “Certificate of Designations”) in connection with entering into the Agreement. Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 5.03.
     A copy of the Certificate of Designations has been filed as an exhibit to Avanir Delaware’s Registration Statement on Form 8-A/A (Amendment No. 3), which was filed with the Securities and Exchange Commission on March 25, 2009, and which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are filed with this report on Form 8-K:

Exhibit Number	Description of Exhibit

3.1	Certificate of Incorporation of Avanir Pharmaceuticals, Inc.

3.2	Bylaws of Avanir Pharmaceuticals, Inc.

3.3	Certificate of Ownership and Merger Merging AVANIR Pharmaceuticals, a California corporation, with and into AVANIR Pharmaceuticals, Inc., a Delaware corporation

3.4	Certificate of Designations for Series A Junior Participating Cumulative Preferred Stock (1)

4.1	Form of Common Stock Certificate

4.2	Stockholder Rights Agreement, dated as of March 20, 2009, by and between Avanir Pharmaceuticals, Inc. and American Stock Transfer & Trust Company, LLC (1)

(1)	Filed with Avanir Delaware’s Amended Registration Statement on Form 8-A/A (Amendment No. 3), filed with the Securities and Exchange Commission on March 25, 2009, and incorporated by reference herein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 25, 2009	Avanir Pharmaceuticals, Inc.
	By:	/s/ Christine G. Ocampo
Christine G. Ocampo
Vice President, Finance

Exhibit Index

Exhibit Number	Description of Exhibit

3.1	Certificate of Incorporation of Avanir Pharmaceuticals, Inc.

3.2	Bylaws of Avanir Pharmaceuticals, Inc.

3.3	Certificate of Ownership and Merger Merging AVANIR Pharmaceuticals, a California corporation, with and into AVANIR Pharmaceuticals, Inc., a Delaware corporation

3.4	Certificate of Designations for Series A Junior Participating Cumulative Preferred Stock (1)

4.1	Form of Common Stock Certificate

4.2	Stockholder Rights Agreement, dated as of March 20, 2009, by and between Avanir Pharmaceuticals, Inc. and American Stock Transfer & Trust Company, LLC (1)

(1)	Filed with Avanir Delaware’s Amended Registration Statement on Form 8-A/A (Amendment No. 3), filed with the Securities and Exchange Commission on March 25, 2009, and incorporated by reference herein.